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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): APRIL 8, 2002



                               POLYONE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



              OHIO                      1-16091               34-1730488
  (State or Other Jurisdiction        (Commission            (IRS Employer
        of Incorporation)             File Number)         Identification No.)


         SUITE 36-5000, 200 PUBLIC SQUARE
         CLEVELAND, OHIO                                       44114-2304
         (Address of Principal Executive Offices)               (Zip Code)

         Registrant's telephone number, including area code:  (216) 589-4000



                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Effective April 8, 2002, the Partnership Governance Committee of Oxy Vinyls, L.P. ("OxyVinyls"), of which PolyOne Corporation owns a 24% interest, adopted a resolution to no longer engage Arthur Andersen LLP ("Arthur Andersen") as its independent public accountants and to engage KPMG LLP ("KPMG") to serve as its independent public accountants for the fiscal year 2002.

         Arthur Andersen's audit reports on OxyVinyls' financial statements for each of the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During OxyVinyls' two fiscal years ended December 31, 2001 and 2000 and the subsequent interim period preceding the decision to change independent public accountants, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports on OxyVinyls' financial statements for such years, and there were no reportable events as defined in
Item 304(a)(1)(v) of Regulation S-K.

         OxyVinyls provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter, dated April 8, 2002, stating its agreement with such statements.

         In the years ended December 31, 2001 and 2000 and through the date hereof, OxyVinyls did not consult with KMPG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on OxyVinyls' financial statements, or any other matters on reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)    EXHIBITS.

       EXHIBIT
        NUMBER       DESCRIPTION
        ------       -----------

        16.1 LETTER FROM ARTHUR ANDERSEN LLP TO THE SECURITIES AND EXCHANGE COMMISSION DATED APRIL 8, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         POLYONE CORPORATION


                                         By: /s/ Gregory P. Smith
                                            ------------------------------------
                                             Name:    Gregory P. Smith
                                             Title:   Controller



Date:  April 11, 2002


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                                  EXHIBIT INDEX

     EXHIBIT
     NUMBER        DESCRIPTION
     ------        -----------

      16.1 LETTER FROM ARTHUR ANDERSEN LLP TO THE SECURITIES AND EXCHANGE COMMISSION DATED APRIL 8, 2002.